FOR IMMEDIATE RELEASE

CONTACT
Nigel Ekern
Chief Administrative Officer
Clarus Corporation
(203) 428-2000
nekern@claruscorp.com

                   CLARUS ANNOUNCES THIRD QUARTER 2004 RESULTS

STAMFORD, CONNECTICUT -- NOVEMBER 5, 2004 -- Clarus Corporation (OTC:CLRS.OB) today announced financial results for the quarter ended September 30, 2004. Clarus reported revenues for the third quarter of 2004 from the recognition of deferred software service fees of $1.1 million, which were paid in 2001, compared to $25,000 of revenues during the comparable period of 2003. Net loss for the third quarter of 2004 was $532,000 or $0.03 per diluted share compared to a net loss of $672,000 or $0.04 per diluted share during the comparable period of 2003. The results for third quarter include a charge of $1.5 million for expenses arising out of negotiations relating to a previously announced acquisition that terminated in September 2004 without the consummation of the acquisition. As of September 30, 2004, Clarus' cash, cash equivalents and marketable securities were $84.7 million (or $5.10 gross cash per share(1)) compared to $88.7 million as of December 31, 2003.

Clarus estimates that it has available net operating loss, capital loss, research and experimentation credit and alternative minimum tax credit carryforwards for U.S. federal income tax purposes of approximately $116.1 million, $15.2 million, $1.3 million and $53,000, respectively, which expire in varying amounts beginning in the year 2009 to the extent not limited under
Section 382 of the Internal Revenue Code. Clarus has also incurred foreign losses in the amount of approximately $4.0 million that are available to offset future taxable income in foreign jurisdictions.

Nigel Ekern, Clarus' Chief Administrative Officer stated, "While we are disappointed that we were unable to reach a definitive agreement regarding the previously announced acquisition that we had been working on, we continue our efforts to identify and evaluate suitable acquisition and merger opportunities as part of our strategy to redeploy our cash and utilize our NOL's, to the extent available."

Clarus does not currently intend to hold conference calls to discuss quarterly earnings releases unless we consummate an acquisition in connection with our redeployment strategy. At such time, we plan to resume holding quarterly conference calls to review earnings and our operating performance.

Clarus, formerly a provider of e-commerce business solutions, is seeking to redeploy its assets and use its substantial cash and cash equivalent assets to enhance stockholder value.

(1) Gross cash per share at September 30, 2004 is obtained by dividing cash, cash equivalents and marketable securities of $84.7 million by 16.6 million common shares outstanding. Clarus has provided this Non-GAAP measure because it believes that it is useful to investors assessing the extent of Clarus' assets available for redeployment. Clarus is unaware of any comparable GAAP measure.

This press release contains forward-looking statements within the meaning of the Securities Act of 1933 and the Exchange Act of 1934. Information in this release includes Clarus' beliefs, expectations, intentions and strategies regarding Clarus, its future and its products and services. Assumptions relating to the forward-looking statements involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risks including our inability to execute successfully our planned effort to redeploy our assets to enhance stockholder value, the unavailability of our net operating loss carry forward, and that the unaudited financial information provided in this press release may be adjusted as a result of the year end audit. Clarus cannot guarantee its future performance. All forward-looking statements contained in this release are based on information available to Clarus as of the date of this release and Clarus assumes no obligation to update the forward-looking statements contained herein.

For further information regarding the risks and uncertainties in connection with Clarus' business, please refer to the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Factors That May Affect Our Future Results" sections of Clarus' filings with the Securities and Exchange Commission, including but not limited to, its most recent annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained at the SEC's web site at http://www.sec.gov.



                               CLARUS CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)



                                                                           SEPTEMBER 30,   DECEMBER 31,
                                                                                2004          2003
                                                                              ---------    ---------
                                         ASSETS

CURRENT ASSETS:
     Cash and cash equivalents ............................................   $  46,299    $  15,045
     Marketable securities ................................................      38,356       73,685
     Interest receivable ..................................................         262          507
     Prepaids and other current assets ....................................         372          132
                                                                              ---------    ---------
Total current assets ......................................................      85,289       89,369

PROPERTY AND EQUIPMENT, NET ...............................................       2,456           38

OTHER ASSETS:
     Deposits and other long-term assets ..................................          40           38
                                                                              ---------    ---------
         TOTAL ASSETS .....................................................   $  87,785    $  89,445
                                                                              =========    =========


            LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
       Accounts payable and accrued liabilities ...........................   $   2,455    $   1,520
       Deferred revenue ...................................................        --          1,106
                                                                              ---------    ---------
Total current liabilities .................................................       2,455        2,626

LONG-TERM LIABILITIES:
       Other long-term liabilities ........................................          78         --
                                                                              ---------    ---------

Total liabilities .........................................................       2,533        2,626
                                                                              ---------    ---------


STOCKHOLDERS' EQUITY:
    Preferred stock, $.0001 par value; 5,000,000 shares authorized; none
      issued ..............................................................        --           --
    Common stock, $.0001 par value; 100,000,000 shares authorized;
      16,663,240 and 16,649,048 shares issued and 16,588,240 and 16,574,048
      outstanding in 2004 and 2003, respectively ..........................           2            2
    Additional paid-in capital ............................................     367,857      367,031
    Accumulated deficit ...................................................    (278,733)    (276,767)
    Treasury stock, at cost ...............................................          (2)          (2)
    Accumulated other comprehensive loss ..................................         (95)         (17)
    Deferred compensation .................................................      (3,777)      (3,428)
                                                                              ---------    ---------
Total stockholders' equity ................................................      85,252       86,819
                                                                              ---------    ---------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY ...........................   $  87,785    $  89,445
                                                                              =========    =========

                               CLARUS CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                                   THREE MONTHS           NINE MONTHS
                                                                                ENDED SEPTEMBER 30,    ENDED SEPTEMBER 30,
                                                                               --------------------    --------------------
                                                                                 2004        2003        2004        2003
                                                                               --------    --------    --------    --------
REVENUES:
 Services fees .............................................................   $  1,106    $     25    $  1,106    $    104
                                                                               --------    --------    --------    --------
  Total revenues ...........................................................      1,106          25       1,106         104

COST OF REVENUES:
 Services fees .............................................................       --          --          --          --
                                                                               --------    --------    --------    --------
  Total cost of revenues ...................................................       --          --          --          --

OPERATING EXPENSES:
 General and administrative ................................................        404         848       2,329       4,363
 Transaction expenses ......................................................      1,461        --         1,461        --
 Provision for doubtful accounts ...........................................       --           (48)       --            18
 Depreciation and amortization .............................................         86        --           100         762
                                                                               --------    --------    --------    --------
  Total operating expenses .................................................      1,951         800       3,890       5,143

OPERATING LOSS .............................................................       (845)       (775)     (2,784)     (5,039)
OTHER INCOME (LOSS) ........................................................       --          (125)         17           3
INTEREST INCOME ............................................................        313         228         801         976
INTEREST EXPENSE ...........................................................       --          --          --           (66)
                                                                               --------    --------    --------    --------
 NET LOSS ..................................................................   $   (532)   $   (672)   $ (1,966)   $ (4,126)
                                                                               ========    ========    ========    ========

 Loss per common share:
  Basic ....................................................................   $  (0.03)   $  (0.04)   $  (0.12)   $  (0.26)
  Diluted ..................................................................   $  (0.03)   $  (0.04)   $  (0.12)   $  (0.26)

 Weighted average shares outstanding:
  Basic ....................................................................     16,082      15,975      16,082      15,867
  Diluted ..................................................................     16,082      15,975      16,082      15,867


                               CLARUS CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)


                                                                        NINE MONTHS
                                                                     ENDED SEPTEMBER 30,
                                                                  ----------------------
                                                                     2004        2003
                                                                  ---------    ---------
OPERATING ACTIVITIES:
Net loss ......................................................   $  (1,966)   $  (4,126)
Adjustments to reconcile net loss to net cash used in operating activities:
 Depreciation and amortization on property and equipment ......         100          762
 Amortization of deferred employee compensation ...............         426         --
 Non-cash general and administrative expense ..................        --            182
 Amortization of premium on purchase of marketable securities .         857         --
 (Gain) Loss on sale of marketable securities .................         (17)         125
 Loss/(Gain) on disposal of property & equipment ..............        --             36
 Provision for doubtful accounts ..............................        --             18
 Changes in operating assets and liabilities:
  Accounts receivable .........................................        --            449
  Prepaids and other current assets ...........................           5          282
  Assets held for sale ........................................        --             48
  Deposits and other long-term assets .........................          (2)          31
  Accounts payable and accrued liabilities ....................         935          (61)
  Deferred revenue ............................................      (1,106)        (116)
  Liabilities to be assumed ...................................        --           (220)
  Other long-term liabilities .................................          78         --
                                                                  ---------    ---------
   NET CASH USED IN OPERATING ACTIVITIES ......................        (690)      (2,590)

INVESTING ACTIVITIES:
 Purchases of marketable securities ...........................     (55,091)    (100,915)
 Proceeds from sale of marketable securities ..................      51,244       14,025
 Proceeds from maturity of marketable securities ..............      38,258       61,899
 Proceeds from sale of equipment ..............................        --             11
 Purchases of property and equipment ..........................      (2,518)          (4)
                                                                  ---------    ---------
   NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES ........      31,893      (24,984)

FINANCING ACTIVITIES:
 Proceeds from the exercises of stock options .................          51        1,243
 Repayment of debt ............................................        --         (5,000)
                                                                  ---------    ---------
   NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES ........          51       (3,757)
                                                                  ---------    ---------

CHANGE IN CASH AND CASH EQUIVALENTS ...........................      31,254      (31,331)

CASH AND CASH EQUIVALENTS, Beginning of Period ................      15,045       42,225
                                                                  ---------    ---------
CASH AND CASH EQUIVALENTS, End of Period ......................   $  46,299    $  10,894
                                                                  =========    =========

SUPPLEMENTAL DISCLOSURE OF NON-CASH OPERATING, INVESTING, AND
FINANCING ACTIVITIES:

NON-CASH TRANSACTIONS


Issuance of Restricted Stock ..................................   $      50    $   2,680
                                                                  =========    =========